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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                   FORM 8-K



                                CURRENT REPORT

                    PURSUANT TO SECTION 13 0R 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) January 26, 1996
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                      CENTOCOR, INC.
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            (Exact name of registrant as specified in its charter)

   Pennsylvania                     0-11103                    23-2117202
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(State or other juris-            (Commission file            (IRS Employer
diction of incorporation)             number)               Identification No.)

 200 Great Valley Parkway, Malvern, Pennsylvania                      19355
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code (215) 651-6000
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                        Not applicable
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
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          On January 26, 1996, the Registrant announced that the United States
Food and Drug Administration's Cardiovascular and Renal Drugs Advisory Committee had reviewed the safety and efficacy of the Registrant's product Myoscint/(R)/, and had recommended approval for imaging in the setting of chest pain, suspected to be caused by myocardial infarction. Myoscint is a monoclonal antibody which reacts to heavy chain myosin following myocardial cell death. A copy of the Registrant's press release for the announcement is filed as an exhibit to this Current Report on Form 8-K.



Item 7.   Financial Statements and Exhibits.
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          Exhibits:
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          99.1      Registrant's Press Release dated January 26, 1996.
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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CENTOCOR, INC.
                                            Registrant



Dated:  January 30, 1996                    By: /s/ George D. Hobbs
                                               ---------------------------------
                                               George D. Hobbs, Vice President,
                                                 Corporate Counsel and
                                                 Secretary